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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): January 24, 2005


                       MORGAN STANLEY ABS CAPITAL I INC.
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                    333-113543                13-3939229
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(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)


1585 Broadway, 2nd Floor
  New York, New York                                      10036
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  (Address of Principal                                 (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 761-4000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange
     Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8   Other Events
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Item 8.01.      Other Events.
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Incorporation of Certain Documents by Reference
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     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 15, 2004, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2004 and for the periods ending March 31, 2004 and 2003, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2004 (which was filed with the Commission on May 10, 2004); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2004 and for the three and six month periods ending June 30, 2004 and 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2004 (which was filed with the Commission on August 9, 2004); the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2004 and for the three and nine month periods ending September 30, 2004 and 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2004 (which was filed with the Commision on November 9, 2004) and the Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 22, 2004, July 22, 2004, August 20, 2004, October 20, 2004 and November 12, 2004 as they relate to Ambac Assurance Corporation, are incorporated by reference in this Form 8-K, in the registration statement and in the Prospectus Supplement relating to MSDWCC HELOC Trust 2005-1.


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Item 9.01.    Financial Statements, Pro Forma Financial
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Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

23.1 Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MORGAN STANLEY ABS CAPITAL I INC.




                                  By:      /s/ Steven Shapiro
                                           -----------------------------------
                                           Name:    Steven Shapiro
                                           Title:   Executive Director


Dated: January 25, 2005


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Exhibit Index
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Exhibit    Description                                                 Page
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23.1       Consent of KPMG LLP, Independent Registered Public
           Accounting Firm of Ambac Assurance Corporation